UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 8, 2016

TIMKENSTEEL CORPORATION (Exact name of registrant as specified in its charter)

Ohio	1-36313	46-4024951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, SW, Canton, OH 44706-2798
(Address of Principal Executive Offices) (Zip Code)

(330) 471-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on December 21, 2015, TimkenSteel Corporation (the “Company”) as borrower, and certain domestic subsidiaries of the Company, as subsidiary guarantors, entered into an Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent, PNC Bank, National Association, as syndication agent, and the other lenders party thereto, which amended and restated the Company’s existing secured Credit Agreement, dated as of June 30, 2014 (the “Existing Credit Agreement”), in the form attached as Annex A to the Amendment and Restatement Agreement (the Existing Credit Agreement, as amended and restated by the Amendment and Restatement Agreement, the “Amended Credit Agreement”). The Company is hereby filing the Amended Credit Agreement as Exhibit 10.1 hereto and the full text thereof is incorporated herein by reference.

In connection with the Company’s entry into the Amended Credit Agreement, on January 8, 2016, Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm, reissued its report with respect to the Company’s audited consolidated financial statements for the year ended December 31, 2014 (the “Financial Statements”), which report appeared in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 10-K”) filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2015, to include (i) a subsequent event footnote and (ii) an emphasis-of-matter paragraph.

This Current Report is being filed solely to include a subsequent event footnote and to update E&Y’s report as set forth above. Accordingly, only (i) Part II, Item 8. Financial Statements and Supplementary Data and (ii) Schedule II-Valuation and Qualifying Accounts of Part IV of the 2014 10-K are being revised in the Current Report, which sections are attached as Exhibit 99.1 to this Current Report.

Other than as described above, this Current Report does not revise, modify, update or otherwise affect the 2014 10-K, including the Financial Statements. Furthermore, this Current Report does not purport to provide a general update of any developments effective for the Company subsequent to the original filing of the 2014 10-K with the SEC on March 2, 2015. Accordingly, the revised section of the 2014 10-K that is included in this Current Report as Exhibit 99.1 should be read in conjunction with: (i) the sections of the 2014 10-K that are not affected by the revisions; and (ii) the Company’s filings with the SEC subsequent to March 2, 2015.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Amendment and Restatement Agreement, dated as of December 21, 2015, by and among TimkenSteel Corporation, the other loan parties and the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (which includes the Amended and Restated Credit Agreement, dated as of December 21, 2015, among TimkenSteel Corporation, JPMorgan Chase Bank, N.A., as administrative agent, PNC Bank, National Association, as syndication agent, the other agents and lenders party thereto and Bank of America, N.A. and HSBC Bank USA, National Association, as co-documentation agents, and J.P. Morgan Securities LLC and PNC Capital Markets, LLC, as joint bookrunners and joint lead arrangers).

23.1	Consent of Independent Registered Public Accounting Firm of Ernst & Young LLP.
99.1
Part II, Item 8 and Schedule II-Valuation and Qualifying Accounts of Part IV of the Annual Report on Form 10-K of TimkenSteel Corporation for the year ended December 31, 2014, filed with the SEC on March 2, 2015.

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMKENSTEEL CORPORATION

Date:	January 8, 2016	By:	/s/ Christopher J. Holding
Christopher J. Holding
Executive Vice President, and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1
Amendment and Restatement Agreement, dated as of December 21, 2015, by and among TimkenSteel Corporation, the other loan parties and the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (which includes the Amended and Restated Credit Agreement, dated as of December 21, 2015, among TimkenSteel Corporation, JPMorgan Chase Bank, N.A., as administrative agent, PNC Bank, National Association, as syndication agent, the other agents and lenders party thereto and Bank of America, N.A. and HSBC Bank USA, National Association, as co-documentation agents, and J.P. Morgan Securities LLC and PNC Capital Markets, LLC, as joint bookrunners and joint lead arrangers).

23.1	Consent of Independent Registered Public Accounting Firm of Ernst & Young LLP.
99.1
Part II, Item 8 and Schedule II-Valuation and Qualifying Accounts of Part IV of the Annual Report on Form 10-K of TimkenSteel Corporation for the year ended December 31, 2014, filed with the SEC on March 2, 2015.

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.